SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 20, 2003

LODGENET ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22334	46-0371161
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 Certifications of CEO and CFO

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is furnished with this Form 8-K:

99.1	Certifications by (i) Scott C. Petersen, as Chief Executive Officer of LodgeNet Entertainment Corporation, and (ii) Gary H. Ritondaro, as Chief Financial Officer of LodgeNet Entertainment Corporation, pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2003	LODGENET ENTERTAINMENT CORPORATION

	By	/s/ Daniel P. Johnson

Daniel P. Johnson
Secretary

2

EXHIBIT INDEX

99.1	Certifications by (i) Scott C. Petersen, as Chief Executive Officer of LodgeNet Entertainment Corporation, and (ii) Gary H. Ritondaro, as Chief Financial Officer of LodgeNet Entertainment Corporation, pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002.